UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2021

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 Alhambra Circle, Suite 435

Coral Gables, FL 33134

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(305) 764-3245

121 Alhambra Plaza, Suite 1700,

Coral Gables, FL 33134

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock, at an exercise price of $11.50	ASLEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 29, 2021, AerSale Corporation (the “Company”) issued a press release announcing the redemption of all of its outstanding public warrants to purchase shares of the Company’s common stock that were issued under the Warrant Agreement dated as of February 6, 2019 (the “Warrant Agreement”), by and between the Company (f/k/a Monocle Acquisition Corporation), a Delaware corporation, and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the Notice of Redemption delivered by the Company is filed as Exhibit 99.2 hereto and is incorporated herein by reference. In accordance with Section 3.3.1(b) of the Warrant Agreement, the Company’s board of directors has elected to require that, following delivery of this Notice of Redemption, all public warrants be exercised only on a cashless basis. Warrants to purchase shares of common stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO and are still held by the initial holders or their permitted transferees are not subject to this Notice of Redemption.

None of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 or the Notice of Redemption attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of AerSale Corporation, dated November 29, 2021
99.2	Notice of Redemption, dated November 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: November 29, 2021	By:	/s/ Nicolas Finazzo
	Name:	Nicolas Finazzo
	Title:	Chief Executive Officer